Exhibit 10.6

Subscription Agreement

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

Tempur Sealy International, Inc.

1000 Tempur Way

Lexington, KY 40511

Ladies and Gentlemen:

Pursuant to an Employment Agreement, dated the date hereof, between Tempur Sealy International, Inc., a corporation organized under the laws of Delaware (the “Company”), and the undersigned (the “Employment Agreement”), the undersigned is entering into this subscription agreement (this “Subscription Agreement”) in order to purchase shares of the Company’s Common Stock, par value $.01 per share (the “Common Stock”). The undersigned further understands that the offering is being made without registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and is being made to the undersigned based on his status as an “accredited investor” (as defined in Rule 501 of Regulation D under the Securities Act).

1. Subscription. Subject to the terms and conditions hereof, the undersigned hereby agrees to purchase, and the Company hereby agrees to sell, 69,686 shares of Common Stock (the “Purchased Shares”) at a price per share of $71.75 (which represents the closing price of the Common Stock on the New York Stock Exchange (“NYSE”) on September 4, 2015) for a total purchase price of $4,999,970.50 (the “Purchase Price”). The undersigned acknowledges that the Purchased Shares will be subject to restrictions on transfer as set forth in this Subscription Agreement.

Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Purchased Shares if the issuance of Purchased Shares to the undersigned would constitute a violation of the securities, “blue sky” or other similar laws of the State of Oklahoma or any other jurisdiction applicable to the transactions contemplated by this Subscription Agreement (collectively referred to as the “State Securities Laws”).

2. The Closing. The closing of the purchase and sale of the Purchased Shares (the “Closing”) shall take place on the second business day after any acquired additional listing application with the NYSE is approved. The Closing will take place at the offices of the Company in Lexington, Kentucky.

3. Payment for Purchased Shares. Payment for the Purchased Shares shall be received by the Company from the undersigned by wire transfer of immediately available funds or other means approved by the Company at or prior to the Closing, in the amount of the Purchase Price. The Company shall deliver certificates representing the Purchased Shares to the undersigned at the Closing bearing an appropriate legend referring to the fact that the Purchased Shares were sold in reliance upon an exemption from registration under the Securities Act.

4. Representations and Warranties of the Company. The Company represents and warrants that:

(a) The Company is duly formed and validly existing under the laws of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

(b) The Purchased Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Subscription Agreement, will be validly issued, fully paid and nonassessable.

5. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company that:

(a)	General.

(i) The undersigned has all requisite authority and the capacity to purchase the Purchased Shares, enter into this Subscription Agreement and to perform all the obligations required to be performed by the undersigned hereunder, and such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

(ii) The undersigned is a resident of the state set forth on the signature page hereto and is not acquiring the Purchased Shares as a nominee or agent or otherwise for any other person.

(iii) The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells in the case of an individual, and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefor.

(b)	Information Concerning the Company.

(i) The undersigned has not been furnished any offering literature and has relied only his own review of the Company’s publicly available information.

(ii) The undersigned understands and accepts that the purchase of the Purchased Shares involves various risks, including the risks outlined in Company’s filings with the Securities and Exchange Commission (“SEC”) and in this Subscription Agreement. The undersigned represents that he is able to bear any loss associated with an investment in the Purchased Shares.

(iii) The undersigned confirms that he is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Purchased Shares. It is understood that information and explanations related to the terms and conditions of the Purchased Shares provided in this Subscription Agreement or otherwise by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Purchased Shares, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the undersigned in deciding to invest in the Purchased Shares. The undersigned acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Purchased Shares for purposes of determining the undersigned’s authority to invest in the Purchased Shares.

(iv) The undersigned is familiar with the business and financial condition and operations of the Company, all as generally described in the Company’s SEC filings. The undersigned has had access to such information concerning the Company and the Purchased Shares as he deems necessary to enable him to make an informed investment decision concerning the purchase of the Purchased Shares.

(v) The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the Closing, each of the undersigned’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

(vi) The undersigned understands that no federal or state agency has passed upon the merits or risks of an investment in the Purchased Shares or made any finding or determination concerning the fairness or advisability of this investment.

(c)	Non-reliance.

(i) The undersigned represents that he is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Purchased Shares.

(ii) The undersigned confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Purchased Shares or (B) made any representation to the undersigned regarding the legality of an investment in the Purchased Shares under applicable legal investment or similar laws or regulations. In deciding to purchase the Purchased Shares, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made his own independent decision that the investment in the Purchased Shares is suitable and appropriate for the undersigned.

(d)	Status of Undersigned.

(i) The undersigned has such knowledge, skill and experience in business, financial and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Purchased Shares. With the assistance of the undersigned’s own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made his own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Purchased Shares and the consequences of this Subscription Agreement. The undersigned has considered the suitability of the Purchased Shares as an investment in light of his own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Purchased Shares and his authority to invest in the Purchased Shares.

(ii) The undersigned is an “accredited investor” as defined in Rule 501(a) under the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Purchased Shares.

(e)	Restrictions on Transfer or Sale of Purchased Shares.

(i) The undersigned is acquiring the Purchased Shares solely for the undersigned’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Purchased Shares. The undersigned understands that the Purchased Shares have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Subscription Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii) The undersigned understands that the Purchased Shares are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the SEC provide in substance that the undersigned may dispose of the Purchased Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned understands that the Company has no obligation or intention to register any of the Purchased Shares, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder).

(iii) The undersigned agrees: (A) that the undersigned will not sell, assign, pledge, give, transfer or otherwise dispose of the Purchased Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Purchased Shares under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the certificates representing the Purchased Shares will bear a legend making reference to the foregoing restrictions; and (C) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Purchased Shares except upon compliance with the foregoing restrictions.

6. Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to purchase and pay for the Purchased Shares and of the Company to sell the Purchased Shares are subject to the satisfaction at or prior to the Closing of the following conditions precedent: (i) the representations and warranties of the Company contained in Section 4 hereof and of the undersigned contained in Section 5 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing and (ii) any required listing application with the NYSE shall have been approved.

7. Obligations Irrevocable. The obligations of the undersigned and the Company shall be irrevocable.

8. Legend. The certificates representing the Purchased Shares will be imprinted with a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

9. Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

10. Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

11. Waiver of Jury Trial. THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.

12. Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Purchased Shares by the undersigned (“Proceedings”), the undersigned irrevocably submits to the exclusive jurisdiction of the federal or state courts located in the Commonwealth of Kentucky, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

13. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

14. Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

15. Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

16. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	Tempur Sealy International, Inc. 1000 Tempur Way Lexington, KY 40511

	Facsimile:	859-455-2807
E-mail: lou.jones@tempursealy.com
	Attention:	Lou Jones, Executive Vice President and General Counsel

with a copy to:	Morgan, Lewis & Bockius, LLP One Federal Street Boston, MA 02110 Facsimile: 617-341-7701 E-mail: john.utzschnieder@morganlewis.com Attention: John R. Utzschneider

If to the Purchaser:	At the current address for his principal residence and email on the Company’s books

with a copy to:	Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, NY 10006

	Facsimile:	212-225-3999
E-mail: akohn@cgsh.com
	Attention:	Arthur Kohn

17. Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

18. Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive (i) the acceptance of the subscription by the Company and the Closing, (ii) changes in the transactions, documents and instruments described in the Offering Documents which are not material or which are to the benefit of the undersigned and (iii) the death or disability of the undersigned.

19. Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Purchased Shares pursuant to this Subscription Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Subscription Agreement to be false or incorrect.

20. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 4th day of September, 2015.

PURCHASER:

By	/s/ Scott Thompson
Name:	Scott Thompson

State/Country of Domicile:

Oklahoma

TEMPUR SEALY INTERNATIONAL, INC.

By	/s/ Frank Doyle
Name:	Frank Doyle
Title:	Chairman of the Board of Directors

[Signature Page to Subscription Agreement]